                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [X]  Confidential, for use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         AIM INTERNATIONAL FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    (5)  Total fee paid:

       -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

  ------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

       -------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

    (3)  Filing Party:

       -------------------------------------------------------------------------

    (4)  Date Filed:

       -------------------------------------------------------------------------

                         AIM INTERNATIONAL FUNDS, INC.

                          AIM ASIA PACIFIC GROWTH FUND
                            AIM EUROPEAN GROWTH FUND
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                         AIM INTERNATIONAL GROWTH FUND

                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations. In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all retail INVESCO Funds and is now the distributor for all retail INVESCO Funds and the retail AIM Funds (including your Fund).

     As a result of this integration initiative, the independent directors of your Board of Directors believe that your interests would best be served if the AIM Funds and the INVESCO Funds had a unified board of directors/trustees. The attached proxy statement seeks your vote in favor of the persons nominated to serve as directors.

     The integration initiative also calls for changing the organizational structure of the AIM Funds and the INVESCO Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement seeks your approval of this redomestication.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                           Sincerely,

                                           -s- Robert H. Graham

                                           Robert H. Graham
                                           Chairman and President

                         AIM INTERNATIONAL FUNDS, INC.

                          AIM ASIA PACIFIC GROWTH FUND
                            AIM EUROPEAN GROWTH FUND
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                         AIM INTERNATIONAL GROWTH FUND

            11 GREENWAY PLAZA, SUITE 100, HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

TO THE SHAREHOLDERS OF EACH OF THE FIVE SERIES PORTFOLIOS
OF AIM INTERNATIONAL FUNDS, INC. ("COMPANY") LISTED ABOVE:

     We cordially invite you to attend our Special Meeting of Shareholders to:

(1) Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

(3) Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                           -s- NANCY L. MARTIN
                                           Nancy L. Martin
                                           Secretary
August 25, 2003

                         AIM INTERNATIONAL FUNDS, INC.

                          AIM ASIA PACIFIC GROWTH FUND
                            AIM EUROPEAN GROWTH FUND
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                         AIM INTERNATIONAL GROWTH FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
--------------------------------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003
--------------------------------------------------------------------------------

                                  INTRODUCTION

     Proposals 1 and 2 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of A I M Advisors, Inc. ("AIM") and INVESCO Funds Group, Inc. ("INVESCO"), with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States, with A I M Distributors, Inc. ("AIM Distributors"), the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replacing INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology, with the result that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining the various AIM Funds and INVESCO Funds, thereby reducing the number of smaller and less efficient funds that compete for limited shareholder assets and consolidating certain funds having similar investment objectives and strategies.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds, with the objective of having AIM become the investment advisor and administrator for each INVESCO Fund.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. Proposal 2 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors/trustees of the AIM Funds and the directors of the INVESCO Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 1 relates to the election of directors of your Fund.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the five separate series portfolios of AIM International Funds, Inc. ("Company") listed above (each a "Fund," and together, the "Funds") because the Board of Directors of Company (the "Board") is soliciting your proxy to vote at the Special Meeting of Shareholders and at any adjournments of the Special Meeting (collectively, the "Special Meeting"). This Proxy Statement gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Company intends to mail this Proxy Statement, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record of any class of a Fund as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. We will furnish such report(s) free of charge.

PROPOSAL TABLE

     The following table summarizes each proposal to be presented at the Special Meeting and the Funds whose shareholders the Board is soliciting with respect to each proposal:

                       PROPOSAL                     AFFECTED FUNDS
     --------------------------------------------   --------------
1.   Electing directors..........................     All Funds
2.   Approving an Agreement and Plan of
     Reorganization to redomesticate Company as a
     Delaware statutory trust....................     All Funds
3.   Considering other matters...................     All Funds

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve the Agreement and Plan of Reorganization (the "Plan") to redomesticate Company as a Delaware statutory trust.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Company in writing to the address of Company set forth on the cover page of this Proxy Statement before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum for Proposals 1 and 2 will exist if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present in person or by proxy at the Special Meeting.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such an adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     Proposal 1. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposal 2. Approval of Proposal 2 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     Company has engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs associated are estimated to be approximately $1,107,200. Company expects to solicit proxies principally by mail, but Company or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. Each Fund will pay its proportionate share of the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meeting, the enclosed proxy card, and any further solicitation.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of procedures you must follow if you want to propose an individual for nomination as a director, please refer to the section of this Proxy Statement entitled "Proposal 1 -- Committees of the Board -- Committee on Directors/Trustees."

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors/trustees of the AIM Funds and the independent directors of the INVESCO Funds determined that the shareholders of all of the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds agreed to combine the separate boards and create a unified board of directors/trustees.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of 12 persons. Ten of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of the 1940 Act. Two of the current directors are "interested persons" because of their business and financial relationships with Company and AIM, Company's investment advisor, and/or AIM's parent, AMVESCAP.

NOMINEES FOR DIRECTORS

     Company's Committee on Directors/Trustees (which consists solely of independent directors) has approved the nomination of each of the 12 current directors, as set forth below, to serve as director until his or her successor is elected and qualified. In addition, Company's Committee on Directors/Trustees has approved the nomination of four new nominees, as set forth below, to serve as director until his or her successor is elected and qualified. These four new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each nominee who is a current director oversees 86 portfolios that comprise the AIM Funds. The business address of each nominee who is a current director is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     Each new nominee serves as a director of ten registered investment companies comprising the INVESCO Funds. Each new nominee currently oversees 46 portfolios which comprise the INVESCO Funds. The business address of each new nominee is 4350 South Monaco Street, Denver, Colorado 80237.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

                NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                           DIRECTOR   PRINCIPAL OCCUPATION(S)   OTHER DIRECTORSHIP(S)
NAME AND YEAR OF BIRTH      SINCE       DURING PAST 5 YEARS             HELD
----------------------     --------   -----------------------   ---------------------
Frank S. Bayley -- 1939     2001      Of Counsel, law firm of  Badgley Funds, Inc.
                                      Baker & McKenzie         (registered investment
                                                               company)
Bruce L. Crockett -- 1944   1992      Chairman, Crockett       ACE Limited (insurance
                                      Technology Associates    company); Captaris,
                                      (technology consulting   Inc. (unified messaging
                                      company) and Captaris,   provider)
                                      Inc. (unified messaging
                                      provider)
Albert R. Dowden -- 1941    2000      Director of a number of  Cortland Trust, Inc.
                                      public and private       (Chairman) (registered
                                      business corporations,   investment company);
                                      including the Boss       Annuity and Life Re
                                      Group, Ltd. (private     (Holdings), Ltd.
                                      investment and           (insurance company)
                                      management) and
                                      Magellan Insurance
                                      Company; formerly,
                                      President, Chief
                                      Executive Officer and
                                      Director, Volvo Group
                                      North America, Inc.;
                                      Senior Vice President,
                                      AB Volvo and director
                                      of various affiliated
                                      Volvo Group companies
Edward K. Dunn,             1998      Formerly, Chairman,      None
Jr. -- 1935                           Mercantile Mortgage
                                      Corp.; President and
                                      Chief Operating
                                      Officer,
                                      Mercantile-Safe Deposit
                                      & Trust Co.; and
                                      President, Mercantile
                                      Bankshares Corp.
Jack M. Fields -- 1952      1997      Chief Executive          Administaff
                                      Officer, Twenty First
                                      Century Group, Inc.
                                      (government affairs
                                      company) and Texana
                                      Timber LP
Carl Frischling -- 1937     1991      Partner, law firm of     Cortland Trust, Inc.
                                      Kramer Levin Naftalis &  (registered investment
                                      Frankel LLP              company)
Prema                       1998      Formerly, Chief          None
Mathai-Davis -- 1950                  Executive Officer, YWCA
                                      of the USA
Lewis F. Pennock -- 1942    1991      Partner, law firm of     None
                                      Pennock & Cooper
Ruth H. Quigley -- 1935     2001      Retired                  None
Louis S. Sklar -- 1939      1991      Executive Vice           None
                                      President, Development
                                      and Operations, Hines
                                      Interests Limited
                                      Partnership (real
                                      estate development
                                      company)

                 NOMINEES WHO CURRENTLY ARE INTERESTED PERSONS

NAME AND YEAR OF BIRTH
AND POSITION(S) HELD       DIRECTOR   PRINCIPAL OCCUPATION(S)   OTHER DIRECTORSHIP(S)
WITH THE TRUST              SINCE       DURING PAST 5 YEARS             HELD
----------------------     --------   -----------------------   ---------------------
Robert H.                   1991      Director and Chairman,   None
Graham(1) -- 1946                     A I M Management Group
Chairman and President                Inc. (financial
                                      services holding
                                      company); and Director
                                      and Vice Chairman,
                                      AMVESCAP PLC (parent of
                                      AIM and a global
                                      investment management
                                      firm) and Chairman,
                                      AMVESCAP PLC -- AIM
                                      Division; formerly,
                                      President and Chief
                                      Executive Officer, A I
                                      M Management Group
                                      Inc.; Director,
                                      Chairman and President,
                                      A I M Advisors, Inc.
                                      (registered investment
                                      advisor); Director and
                                      Chairman, A I M Capital
                                      Management, Inc.
                                      (registered investment
                                      advisor), A I M
                                      Distributors, Inc.
                                      (registered broker
                                      dealer), A I M Fund
                                      Services, Inc.
                                      (registered transfer
                                      agent), and Fund
                                      Management Company
                                      (registered broker
                                      dealer); and Chief
                                      Executive Officer,
                                      AMVESCAP PLC -- Managed
                                      Products
Mark H. Williamson(2) --    2003      Director, President and  Director of each of the
1951 Executive Vice                   Chief Executive          ten INVESCO Funds
President                             Officer, A I M
                                      Management Group Inc.;
                                      Director, Chairman and
                                      President, A I M
                                      Advisors, Inc.
                                      (registered investment
                                      advisor); Director, A I
                                      M Distributors, Inc.
                                      (registered broker
                                      dealer); and Chief
                                      Executive Officer of
                                      the AIM Division of
                                      AMVESCAP PLC
                                      (2003-present);
                                      formerly, Chief
                                      Executive Officer,
                                      Managed Products
                                      Division, AMVESCAP PLC
                                      (2001-2002); Chairman
                                      of the Board
                                      (1998-2002), President
                                      (1998-2002) and Chief

NAME AND YEAR OF BIRTH
AND POSITION(S) HELD       DIRECTOR   PRINCIPAL OCCUPATION(S)   OTHER DIRECTORSHIP(S)
WITH THE TRUST              SINCE       DURING PAST 5 YEARS             HELD
----------------------     --------   -----------------------   ---------------------
                                      Executive Officer
                                      (1998-2002) of INVESCO
                                      Funds Group, Inc.
                                      (registered investment
                                      advisor) and INVESCO
                                      Distributors, Inc.
                                      (registered broker
                                      dealer); Chief
                                      Operating Officer and
                                      Chairman of the Board
                                      of INVESCO Global
                                      Health Sciences Fund;
                                      Chairman and Chief
                                      Executive Officer of
                                      NationsBanc Advisors,
                                      Inc.; and Chairman of
                                      NationsBanc
                                      Investments, Inc.

---------------
(1) Mr. Graham is considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

(2) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

                 NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                            PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH        DURING PAST 5 YEARS        OTHER DIRECTORSHIP(S) HELD
----------------------      -----------------------      --------------------------
Bob R. Baker -- 1936     Consultant (2000-present);     None
                         formerly, President and Chief
                         Executive Officer (1988-2000)
                         of AMC Cancer Research
                         Center, Denver, Colorado;
                         until mid-December 1988, Vice
                         Chairman of the Board of
                         First Columbia Financial
                         Corporation, Englewood,
                         Colorado; formerly, Chairman
                         of the Board and Chief
                         Executive Officer of First
                         Columbia Financial
                         Corporation.
James T. Bunch -- 1942   Co-President and Founder of    None
                         Green, Manning & Bunch Ltd.,
                         Denver, Colorado
                         (1988-present) (investment
                         banking firm); Director,
                         Policy Studies, Inc. and Van
                         Gilder Insurance Corporation;
                         formerly, General Counsel and
                         Director of Boettcher & Co.,
                         Denver, Colorado; and
                         formerly, Chairman and
                         Managing Partner, law firm of
                         Davis, Graham & Stubbs,
                         Denver, Colorado.
Gerald J. Lewis -- 1933  Chairman of Lawsuit            General Chemical Group, Inc.,
                         Resolution Services, San       Hampdon, New Hampshire (1996-
                         Diego, California              present), Wheelabrator
                         (1987-present); formerly,      Technologies, Inc. (waste
                         Associate Justice of the       management company), Fisher
                         California Court of Appeals;   Scientific, Inc. (laboratory
                         and Of Counsel, law firm of    supplies), Henley
                         Latham & Watkins, San Diego,   Manufacturing, Inc., and
                         California (1987-1997).        California Coastal
                                                        Properties, Inc.
Larry Soll,              Retired; formerly, Chairman    Synergen Inc. (biotechnology
Ph.D. -- 1942            of the Board (1987-1994),      company) (since incorporation
                         Chief Executive Officer        in 1982) and Isis
                         (1982-1989 and 1993-1994) and  Pharmaceuticals, Inc.
                         President (1982-1989) of
                         Synergen Inc. (biotechnology
                         company); and formerly,
                         Trustee of INVESCO Global
                         Health Sciences Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

    YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THESE 16 NOMINEES.

COMMITTEES OF THE BOARD

     The Board has five standing committees: an Audit Committee, an Investments Committee, a Valuation Committee, a Capitalization Committee and a Committee on Directors/Trustees. These committees will remain as part of the combined board.

  Audit Committee

     The Audit Committee is comprised entirely of independent directors. The current members of the Audit Committee are Messrs. Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth
H. Quigley. The Audit Committee is responsible for: (1) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors.

  Capitalization Committee

     The current members of the Capitalization Committee are Messrs. Bayley, Robert H. Graham (Chairman) and Pennock. The Capitalization Committee is responsible for: (i) increasing or decreasing the aggregate number of shares of any class of Company's stock by classifying and reclassifying Company's authorized but unissued shares of common stock, up to Company's authorized capital; (ii) fixing the terms of such classified or reclassified shares of common stock, and (iii) issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable Fund's prospectus, up to Company's authorized capital.

  Committee on Directors/Trustees

     The Committee on Directors/Trustees is comprised entirely of independent directors. The current members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of directors;
(ii) nominating persons who are not interested persons of Company for selection as members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent directors and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

     The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as directors, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

     Notice procedures set forth in Company's bylaws require that any shareholder of a Fund desiring to nominate a director for election at the Special Meeting must submit to the Secretary of Company the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on Company's books, and of such beneficial owner; and (b) the number of shares of each Fund which are owned of record or beneficially by such shareholder and such beneficial owner.

  Investments Committee

     The current members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Carl Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  Valuation Committee

     The current members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended October 31, 2002, the Board met ten times, the Audit Committee met six times, the Committee on Directors/Trustees met five times, the Investments Committee met four times and the Valuation Committee and the Capitalization Committee each met one time. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable committee held during the most recent fiscal year.

DIRECTOR'S COMPENSATION

     Each director who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each director of Company who was not affiliated with AIM during the year ended December 31, 2002 is found in Exhibit B.

RETIREMENT PLAN FOR DIRECTORS

     The directors have adopted a retirement plan for the directors of Company who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated directors.

     The retirement policy permits each non-AIM-affiliated director to serve until December 31 of the year in which the director turns 72. A majority of the directors may extend from time to time the retirement date of a director.

     Annual retirement benefits are available to each non-AIM-affiliated director of Company and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such director's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the "Deferring Directors") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Directors have the option to elect to defer receipt of up to 100% of their compensation payable by Company, and such amounts are placed into a deferral account. Currently, the Deferring Directors have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Director's retirement benefits commence under the plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Director's termination of service as a director of Company. If a Deferring Director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of Company and of each other AIM Fund from which they are deferring compensation.

   PROPOSAL 2 -- APPROVAL OF THE PLAN TO REDOMESTICATE COMPANY AS A DELAWARE
                                STATUTORY TRUST

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     The Board of Directors of INVESCO International Funds, Inc. ("IIFI"), an open-end management investment company organized as a Maryland corporation, currently is soliciting the proxies of the shareholders of IIFI's two existing series portfolios to vote on the conversion of these two existing series portfolios to two corresponding new series portfolios of the Trust (each, an "IIFI Fund"). Currently, the sole shareholder of the IIFI Funds is IIFI and the sole shareholder of the New Funds (as defined below) is Company.

     The Board has approved the Plan, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all of its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix I. If Proposal 2 is not approved by the shareholders, Company will continue to operate as a Maryland corporation.

     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust (the "Declaration Trust") differs from Company's Articles of Incorporation, and the restatements, amendments and supplements thereto (the "Articles of Incorporation") in certain respects that are expected to improve Company's and each Current Fund's operations.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, AIM and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds. The Trust, like Company, will operate as an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the 1940 Act.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its articles of incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of the Declaration of Trust. In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to the Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the declaration of trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, the Trust has been formed as a Delaware statutory trust pursuant to the Declaration of Trust, and each New Fund has been established as a series of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM that will be substantially identical to Company's current investment advisory agreement with AIM.

     - Approve with respect to each New Fund a new administrative services agreement with AIM that will be substantially identical to each Current Fund's existing administrative services agreement with AIM.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that exists for the corresponding Current Fund.

     - Together with IIFI, as the sole shareholder of each IIFI Fund, elect the directors of Company and IIFI as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders, and except as they retire in accordance with the Trust's retirement policy for trustees. The Trust's retirement policy for trustees is substantially identical to Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 2, Company currently contemplates that the Redomestication will be consummated on October 31, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  Structure of the Trust

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The Trust will not have any operations prior to the Redomestication. Initially, IIFI will be the sole shareholder of the IIFI Funds and Company will be the sole shareholder of the New Funds.

     As a Delaware statutory trust, the Trust's operations are governed by the Declaration of Trust and Bylaws, and applicable Delaware law rather than by the Articles of Incorporation, Amended and Restated Bylaws, as amended (the "Company Bylaws") and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  Trustees of the Trust

     Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

     The trustees of the Trust would be those persons elected at this Special Meeting to serve as directors of Company. Information concerning the nominees for election as directors of Company is set forth above under Proposal 1.

  Shares of the Trust

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

  Liability of Shareholders

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

  Election of Directors/Trustees; Terms

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     As set forth above, the Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to elect the directors of Company as the trustees of the Trust. Such trustees serve for the life of the Trust, subject to his or her earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees of the Trust, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees of the

Trust to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

  Removal of Directors/Trustees

     A director of Company may be removed by the affirmative vote of a majority of the holders of a majority of the outstanding shares of Company.

     A trustee of the Trust may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of the Trust.

  Meetings of Shareholders

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The Company Bylaws provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     The Trust is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The Bylaws of the Trust provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

  Liability of Directors/Trustees and Officers; Indemnification

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration of Trust, the trustees and officers of the Trust are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration of Trust provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of the Trust, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

  Dissolution and Termination

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, the Trust or any series or class of shares of beneficial interest in the Trust may be terminated by: (1) a majority shareholder vote of the Trust or the affected series or class, respectively; or
(2) if there are fewer than 100 shareholders of record of the Trust or of such terminating series or class, the trustees pursuant to written notice to the shares of the Trust or the affected series or class.

  Voting Rights of Shareholders

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of the TRUST or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of the Trust or one of its investment portfolios; (v) merger or consolidation of the Trust or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declara-tion of Trust; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

  Dissenters' Rights

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.

  Amendments to Organization Documents

     Company has the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors have the power to alter, amend or repeal the Company Bylaws or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of the Trust may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of the Trust, without approval of the majority of the shares of the Trust. The trustees have the power to alter, amend or repeal the Bylaws of the Trust or adopt new bylaws at any time.

     The foregoing is only a summary of certain differences between and among the Articles of Incorporation, Company Bylaws and Maryland law and the Declaration of Trust, the Trust's Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Company Bylaws, and of the Declaration of Trust and the Trust's Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP (the "Auditor") as Company's independent public accountants for the fiscal year ending October 31, 2003. A representative of the Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The Audit Committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO COMPANY

     The Auditor billed Company (consisting of five separate series portfolios) aggregate fees for professional services rendered for the 2002 fiscal year as follows:

Audit Fees.......................................   $153,630
Financial Information Systems Design and
  Implementation Fees............................   $      0
All Other Fees*..................................   $ 55,625
                                                    --------
Total Fees.......................................   $209,255

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Company.

FEES PAID TO THE AUDITOR NOT RELATED TO COMPANY

     The Auditor billed AIM aggregate fees for professional services rendered for the 2002 fiscal year to AIM, or any affiliate that provided services to Company, as follows:

Financial Information Systems Design and
  Implementation Fees............................   $      0
All Other Fees**.................................   $346,364
                                                    --------
Total Fees.......................................   $346,364

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by the Funds' advisor and other related entities that provide support for the operations of Company. All Other Fees include business advisory services performed for the selection of a transfer agent and its conversion. The services provided benefited many legal entities of AIM, including other funds within the AIM Fund complex.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR

     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment advisor for the Funds.

ADMINISTRATOR

     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the administrator for the Funds.

PRINCIPAL UNDERWRITER

     AIM Distributors, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for the Funds.

OFFICERS OF COMPANY

     Information regarding the current officers of Company can be found in Exhibit C.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of each Fund's shares by the directors, nominees, and current executive officers of Company can be found in Exhibit D.

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit E.

DIRECTOR OWNERSHIP OF FUND SHARES

     The dollar range of equity securities beneficially owned by each director and nominee as of December 31, 2002 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director and nominee within the AIM Funds complex can be found in Exhibit F.

                                                                      APPENDIX I

                         AIM INTERNATIONAL FUNDS, INC.

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of July 30, 2003, by and between AIM International Funds, Inc., a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and AIM International Mutual Funds, a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated multiple classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated multiple classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

          1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

          1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and 2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

          1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

          1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

          1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

          1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

          1.7 "Effective Time" shall have the meaning set forth in Section 3.1.

          1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

          1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

          1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

          1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

          1.12 "Registration Statement" shall have the meaning set forth in
     Section 5.4.

          1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

          1.14 "SEC" shall mean the Securities and Exchange Commission.

          1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

          1.16 "Shareholders Meeting" shall have the meaning set forth in
     Section 5.1.

          1.17 "Transfer Agent" shall have the meaning set forth in Section 2.2.

          1.18 "1940 Act" shall mean the Investment Company Act of 1940, as amended.

     2. Plan of Reorganization.

          2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

             (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

             (b) to assume all of the Current Fund's Liabilities.

          Such transactions shall take place at the Closing.

          2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

          2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

          2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

          2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

          2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     3. Closing.

          3.1 The Closing shall occur at the principal office of the Company on October 31, 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

          3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

          3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

          3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

     4. Representations and Warranties.

          4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

             (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

             (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

             (c) Each Current Fund is a duly established and designated series of the Company;

             (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

             (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

             (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

             (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the

        Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

             (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

             (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

             (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

             (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

             (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

             (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

             (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

          4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

             (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

             (b) At the Effective Time, the Trust will succeed to the Company's registration statement filed under the 1940 Act with the SEC and thus will become duly registered as an open-end management investment company under the 1940 Act;

             (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

             (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

             (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

             (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

             (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

             (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

             (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

             (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no

        New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

             (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

          4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

             (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

             (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

             (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

             (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

             (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distribu-tions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

     5. Covenants.

          5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

          5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in
     Section 5.3.

          5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

          5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization and
     (ii) pursuant to which the Trust adopts such Registration Statement, as so amended, as its own, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

     6. Conditions Precedent. The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective
Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those

        New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

          At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

     7. Expenses. Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

     8. Entire Agreement. Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

     9. Amendment. This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

     10. Termination. This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2 By the parties' mutual agreement.

          Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

     11. Miscellaneous.

          11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

          11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

          11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


Attest:                                  AIM INTERNATIONAL FUNDS, INC., on
                                         behalf of each of its series
                                         listed in Schedule A
---------------------------------------  By:
                                             ------------------------------
                                             Title:
                                             ------------------------------

Attest:                                  AIM INTERNATIONAL MUTUAL FUNDS, on
                                         behalf of each of its series
                                         listed in Schedule A
---------------------------------------  By:
                                             ------------------------------
                                             Title:
                                             ------------------------------

                                   SCHEDULE A

 SERIES OF AIM INTERNATIONAL FUNDS, INC.   CORRESPONDING SERIES OF AIM INTERNATIONAL
         (EACH A "CURRENT FUND")               MUTUAL FUNDS (EACH A "NEW FUND")
 ---------------------------------------   -----------------------------------------
AIM Asia Pacific Growth Fund               AIM Asia Pacific Growth Fund
AIM European Growth Fund                   AIM European Growth Fund
AIM Global Aggressive Growth Fund          AIM Global Aggressive Growth Fund
AIM Global Growth Fund                     AIM Global Growth Fund
AIM International Growth Fund              AIM International Growth Fund

                                   SCHEDULE B

CLASSES OF EACH CURRENT FUND                CORRESPONDING CLASSES OF EACH NEW FUND
----------------------------                --------------------------------------
AIM Asia Pacific Growth Fund                   AIM Asia Pacific Growth Fund
  Class A Shares                                 Class A Shares
  Class B Shares                                 Class B Shares
  Class C Shares                                 Class C Shares
AIM European Growth Fund                       AIM European Growth Fund
  Class A Shares                                 Class A Shares
  Class B Shares                                 Class B Shares
  Class C Shares                                 Class C Shares
  Class R Shares                                 Class R Shares
  Investor Class Shares                          Investor Class Shares
AIM Global Aggressive Growth Fund              AIM Global Aggressive Growth Fund
  Class A Shares                                 Class A Shares
  Class B Shares                                 Class B Shares
  Class C Shares                                 Class C Shares
AIM Global Growth Fund                         AIM Global Growth Fund
  Class A Shares                                 Class A Shares
  Class B Shares                                 Class B Shares
  Class C Shares                                 Class C Shares
AIM International Growth Fund                  AIM International Growth Fund
  Class A Shares                                 Class A Shares
  Class B Shares                                 Class B Shares
  Class C Shares                                 Class C Shares
  Class R Shares                                 Class R Shares
  Institutional Class Shares                     Institutional Class Shares

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund INVESCO Growth Fund into AIM Large Cap Growth Fund
INVESCO Growth & Income Fund into AIM Blue Chip Fund
INVESCO European Fund into AIM European Growth Fund
AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund
AIM New Technology Fund into INVESCO Technology Fund
AIM Global Science and Technology Fund into INVESCO
  Technology Fund
INVESCO Telecommunications Fund into INVESCO Technology Fund AIM Global Financial Services Fund into INVESCO Financial
  Services Fund
AIM Global Energy Fund into INVESCO Energy Fund
AIM Global Utilities Fund into INVESCO Utilities Fund INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund
INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund INVESCO High Yield Fund into AIM High Yield Fund
INVESCO Select Income Fund into AIM Income Fund
INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund
INVESCO Cash Reserves Fund into AIM Money Market Fund INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund INVESCO Balanced Fund into INVESCO Total Return Fund
INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund
AIM Premier Equity II Fund into AIM Premier Equity Fund

                                                                       EXHIBIT A

                    SHARES OF AIM INTERNATIONAL FUNDS, INC.
                          OUTSTANDING ON JULY 25, 2003

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                           JULY 25, 2003
--------------------                                          ----------------
AIM Asia Pacific Growth Fund
  Class A...................................................   10,059,147.12
  Class B...................................................    2,079,197.66
  Class C...................................................      737,634.56
AIM European Growth Fund
  Class A...................................................   18,345,800.45
  Class B...................................................    5,804,856.48
  Class C...................................................    1,758,051.05
  Class R...................................................       61,204.31
AIM Global Aggressive Growth Fund
  Class A...................................................   35,738,578.51
  Class B...................................................   30,184,463.00
  Class C...................................................    1,679,300.74
AIM Global Growth Fund
  Class A...................................................   24,064,622.82
  Class B...................................................   13,770,227.44
  Class C...................................................    2,404,465.70
AIM International Growth Fund
  Class A...................................................   87,369,619.80
  Class B...................................................   27,168,602.46
  Class C...................................................    8,452,353.47
  Class R...................................................      192,103.75
  Institutional Class.......................................        5,155.35

                                                                       EXHIBIT B

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each director of Company who was not affiliated with AIM during the year ended December 31, 2002:

                                              RETIREMENT        ESTIMATED
                            AGGREGATE          BENEFITS          ANNUAL             TOTAL
                          COMPENSATION        ACCRUED BY      BENEFITS UPON   COMPENSATION FROM
NAME OF DIRECTOR         FROM COMPANY(1)   ALL AIM FUNDS(2)   RETIREMENT(3)   ALL AIM FUNDS(4)
----------------         ---------------   ----------------   -------------   -----------------
Frank S. Bayley........      $7,245            $142,800          $90,000          $150,000
Bruce L. Crockett......       7,196              50,132           90,000           149,000
Owen Daly II(5)........       1,098              40,045           75,000               -0-
Albert R. Dowden.......       7,245              57,955           90,000           150,000
Edward K. Dunn, Jr.....       7,196              94,149           90,000           149,000
Jack M. Fields.........       7,245              29,153           90,000           153,000
Carl Frischling(6).....       7,245              74,511           90,000           150,000
Prema Mathai-Davis.....       7,245              33,931           90,000           150,000
Lewis F. Pennock.......       7,447              54,802           90,000           154,000
Ruth H. Quigley........       7,245             142,502           90,000           153,000
Louis S. Sklar.........       7,399              78,500           90,000           153,000

---------------

(1) Amounts shown are based on the fiscal year ended October 31, 2002. The total amount of compensation deferred by all directors of Company during the fiscal year ended October 31, 2002, including earnings, was $34,495.

(2) During the fiscal year ended October 31, 2002, the total amount of expenses allocated to Company in respect of such retirement benefits was $8,064.

(3) Amounts shown assume each director serves until his or her normal retirement date.

(4) All directors currently serve as directors or trustees of 17 registered investment companies advised by AIM.

(5) Mr. Daly retired as director on December 31, 2001.

(6) During the fiscal year ended October 31, 2002, Company paid $38,195 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent directors of the Company. Mr. Frischling is a partner of such firm.

                                                                       EXHIBIT C

                              OFFICERS OF COMPANY

     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of each of the following persons is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH           OFFICER
COMPANY                          SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------         -------   -------------------------------------------------
Robert H. Graham -- 1946         1991     Director and Chairman, A I M Management Group
  Chairman and President                  Inc. (financial services holding company); and
                                          Director and Vice Chairman, AMVESCAP PLC (parent
                                          of AIM and a global investment management firm)
                                          and Chairman, AMVESCAP PLC -- AIM Division;
                                          formerly, President and Chief Executive Officer,
                                          A I M Management Group Inc.; Director, Chairman
                                          and President, A I M Advisors, Inc. (registered
                                          investment advisor); Director and Chairman, A I M
                                          Capital Management, Inc. (registered investment
                                          advisor), A I M Distributors, Inc. (registered
                                          broker dealer), A I M Fund Services, Inc.
                                          (registered transfer agent), and Fund Management
                                          Company (registered broker dealer); and Chief
                                          Executive Officer, AMVESCAP PLC -- Managed
                                          Products
Mark H. Williamson -- 1951       2003     Director, President and Chief Executive Officer,
  Executive Vice President                A I M Management Group Inc.; Director, Chairman
                                          and President, A I M Advisors, Inc. (registered
                                          investment advisor); Director, A I M
                                          Distributors, Inc. (registered broker dealer);
                                          and Chief Executive Officer of the AIM Division
                                          of AMVESCAP PLC (2003-present); formerly, Chief
                                          Executive Officer, Managed Products Division,
                                          AMVESCAP PLC (2001-2002); Chairman of the Board
                                          (1998-2002), President (1998-2002) and Chief
                                          Executive Officer (1998-2002) of INVESCO Funds
                                          Group, Inc. (registered investment advisor) and
                                          INVESCO Distributors, Inc. (registered broker
                                          dealer); Chief Operating Officer and Chairman of
                                          the Board of INVESCO Global Health Sciences Fund;
                                          Chairman and Chief Executive Officer of
                                          NationsBanc Advisors, Inc.; and Chairman of
                                          NationsBanc Investments, Inc.
Kevin M. Carome -- 1956          2003     Director, Senior Vice President and General
  Senior Vice President                   Counsel, A I M Management Group Inc. (financial
                                          services holding company) and A I M Advisors,
                                          Inc.; and Vice President, A I M Capital
                                          Management, Inc., A I M Distributors, Inc. and A
                                          I M Fund Services; Director, Vice President and
                                          General Counsel, Fund Management Company;
                                          formerly, Senior Vice President and General
                                          Counsel, Liberty Financial Companies, Inc.; and
                                          Senior Vice President and General Counsel,
                                          Liberty Funds Group, LLC

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH           OFFICER
COMPANY                          SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------         -------   -------------------------------------------------
Gary T. Crum -- 1947             1991     Director, Chairman and Director of Investments,
  Senior Vice President                   A I M Capital Management, Inc.; Director and
                                          Executive Vice President, A I M Management Group,
                                          Inc.; Director and Senior Vice President, A I M
                                          Advisors, Inc.; and Director, A I M Distributors,
                                          Inc. and AMVESCAP PLC; formerly Chief Executive
                                          Officer and President, A I M Capital Management,
                                          Inc.
Robert G. Alley -- 1948          1994     Managing Director and Chief Fixed Income Officer,
  Vice President                          A I M Capital Management, Inc. and Vice
                                          President, A I M Advisors, Inc.
Stuart W. Coco -- 1955           2002     Managing Director and Chief Research
  Vice President                          Officer -- Fixed Income, A I M Capital
                                          Management, Inc.; and Vice President, A I M
                                          Advisors, Inc.
Melville B. Cox -- 1943          1992     Vice President and Chief Compliance Officer,
  Vice President                          A I M Advisors, Inc. and A I M Capital
                                          Management, Inc.; and Vice President, A I M Fund
                                          Services, Inc.
Edgar M. Larsen -- 1940          1999     Vice President, A I M Advisors, Inc.; and
  Vice President                          President, Chief Executive Officer and Chief
                                          Investment Officer, A I M Capital Management,
                                          Inc.
Dana R. Sutton -- 1959           1991     Vice President and Fund Treasurer, A I M
  Vice President and Treasurer            Advisors, Inc.
Nancy L. Martin -- 1957          2003     Vice President, A I M Advisors, Inc.; and Vice
  Secretary                               President and General Counsel, A I M Capital
                                          Management, Inc.

                                                                       EXHIBIT D

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Company, the following table sets forth certain information regarding the ownership, as of July 25, 2003, of shares of common stock of each class of each of the Funds by the directors, nominees, and current executive officers of Company. No information is given as to a Fund or a class if a director, nominee or current executive officer held no shares of any or all classes of such Fund as of July 25, 2003.

                                                               SHARES OWNED
NAME OF DIRECTOR/                                            BENEFICIALLY AS    PERCENT OF
NOMINEE/OFFICER                    FUND (CLASS)              OF JULY 25, 2003     CLASS
-----------------                  ------------              ----------------   ----------
Frank S. Bayley........  AIM European Growth Fund                  261.627           *
                           (Class A)
                         AIM Global Growth Fund                    667.206           *
                           (Class A)
Bruce L. Crockett......  AIM International Growth Fund              76.513           *
                           (Class A)
Edward K. Dunn, Jr. ...  AIM International Growth Fund            1,275.87           *
                           (Class A)
Carl Frischling........  AIM Global Growth Fund                  2,138.801(1)        *
                           (Class A)
Robert H. Graham.......  AIM Asia Pacific Growth Fund            6,032.095           *
                           (Class A)
                         AIM European Growth Fund               10,049.437           *
                           (Class A)
                         AIM Global Aggressive Growth Fund      14,381.204           *
                           (Class A)
Prema Mathai-Davis.....  AIM European Growth Fund                1,751.844(1)        *
                           (Class A)
                         AIM Global Aggressive Growth Fund       1,788.244(1)        *
                           (Class A)
Louis S. Sklar.........  AIM International Growth Fund          16,039.017(1)        *
                           (Class A)
Mark H. Williamson.....  AIM Global Aggressive Growth Fund        3,473.96           *
                           (Class A)
Gary T. Crum...........  AIM International Growth Fund           1,574.864           *
                           (Class A)
Edgar M. Larsen........  AIM Asia Pacific Growth Fund            8,449.076           *
                           (Class A)
                         AIM European Growth Fund                8,812.698           *
                           (Class A)
                         AIM Global Aggressive Growth Fund       4,513.837           *
                           (Class A)
                         AIM Global Growth Fund                    641.182           *
                           (Class A)
                         AIM International Growth Fund           7,031.171           *
                           (Class A)

                                                               SHARES OWNED
NAME OF DIRECTOR/                                            BENEFICIALLY AS    PERCENT OF
NOMINEE/OFFICER                    FUND (CLASS)              OF JULY 25, 2003     CLASS
-----------------                  ------------              ----------------   ----------
Dana R. Sutton.........  AIM European Growth Fund                1,301.591           *
                           (Class A)
                         AIM Global Aggressive Growth Fund       2,346.198           *
                           (Class A)
                         AIM International Growth Fund           2,253.239           *
                           (Class A)
Nancy L. Martin........  AIM Global Aggressive Growth Fund         998.719           *
                           (Class A)
                         AIM International Growth Fund           2,016.173           *
                           (Class A)
All Directors,
  Nominees, and current
  Executive Officers as
  a Group..............  AIM Asia Pacific Growth Fund           14,481.171           *
                           (Class A)
                         AIM European Growth Fund               22,177.197           *
                           (Class A)
                         AIM Global Aggressive Growth Fund      27,492.162           *
                           (Class A)
                         AIM Global Growth Fund                  3,447.189           *
                           (Class A)
                         AIM International Growth Fund          54,279.541           *
                           (Class A)

---------------

* Less than 1% of the outstanding shares of the class.

(1) Certain of these shares may be attributed to shares credited to the applicable director under the directors' Deferred Compensation Agreements.

                                   EXHIBIT E

                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

     NAME AND ADDRESS OF                              NUMBER OF SHARES   PERCENT OF CLASS
         RECORD OWNER              FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
     -------------------           ------------       ----------------   ----------------
AIM ASIA PACIFIC GROWTH FUND
Citigroup Global Markets House
Acct..........................              Class A       591,063.45           5.88%
Attn: Cindy Tempesta
7th Fl
333 West 34th St.
New York, NY 10001-2402
Merrill Lynch Pierce Fenner &
Smith.........................              Class C        83,023.60          11.26%
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr. East,
2nd Floor
Jacksonville, FL 32246-6484
National Investor Services....              Class C        60,718.50           8.23%
55 Water Street,
32nd Floor
New York, NY 10041
NFSC..........................              Class C        50,916.59           6.90%
Mathematicas LLC
45 East Putnam Ave Ste 118
Greenwich, CT 06830-5428
ANTC Cust IRA FBO.............              Class C        40,485.83           5.49%
Paul K Kugler
92 N Grove St.
East Aurora, NY 14052-1747

AIM EUROPEAN GROWTH FUND
Citigroup Global Markets House
Acct..........................              Class A     1,572,945.84           8.57%
Attn: Cindy Tempesta
7th Fl
333 West 34th St.
New York, NY 10001-2402

     NAME AND ADDRESS OF                              NUMBER OF SHARES   PERCENT OF CLASS
         RECORD OWNER              FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
     -------------------           ------------       ----------------   ----------------
Merrill Lynch Pierce Fenner &
Smith.........................              Class A     1,394,504.88           7.60%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6484
Citigroup Global Markets House
Acct..........................              Class B       499,778.87           8.61%
Attn: Cindy Tempesta
7th Fl.
333 West 34th St.
New York, NY 10001-2402
Merrill Lynch Pierce Fenner &
Smith.........................              Class B       342,179.08           5.89%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner &
Smith.........................              Class C       321,982.83          18.31%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484
Citigroup Global Markets House
Acct..........................              Class C       117,795.10           6.70%
Attn: Cindy Tempesta
7th Fl
333 West 34th St.
New York, NY 10001-2402
AMVESCAP Natl Tr Co FBO
Equator.......................              Class R        19,033.48          31.10%
Technologies, Inc. 401(K)
Retirement Plan
PO Box 105779
Atlanta, GA 30348-5779
BNY Clearing Services LLC.....              Class R        16,457.90          26.89%
A'Delia Inc Sub #5
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633

     NAME AND ADDRESS OF                              NUMBER OF SHARES   PERCENT OF CLASS
         RECORD OWNER              FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
     -------------------           ------------       ----------------   ----------------
BNY Clearing Services LLC.....              Class R        16,287.78          26.61%
Oak Lawn LLC Sub #4
111 East Kilbourn Avenue
Milwaukee WI 53202-6633
NFSC
J Turk & M Morse TTEES........              Class R         4,350.37           7.11%
Western Management Inc.
PSP and 401K U/A 12/23/81
14577 Lorain Ave
Cleveland, OH 44111-3156

AIM GLOBAL AGGRESSIVE GROWTH
FUND
Merrill Lynch Pierce Fenner &
Smith.........................              Class A     3,413,385.27           9.55%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6484
Citigroup Global Markets House
Acct..........................              Class A     2,043,311.87           5.72%
Attn: Cindy Tempesta
7th Fl.
333 West 34th St.
New York, NY 10001-2402
Merrill Lynch Pierce Fenner &
Smith.........................              Class B     3,566,077.56          11.81%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr. East,
2nd Floor
Jacksonville, FL 32246-6484
Citigroup Global Markets House
Acct. ........................              Class B     2,568,046.52           8.51%
Attn: Cindy Tempesta
7th Fl.
333 West 34th St.
New York, NY 10001-2402
Merrill Lynch Pierce Fenner &
Smith.........................              Class C       293,295.39          17.47%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6484

     NAME AND ADDRESS OF                              NUMBER OF SHARES   PERCENT OF CLASS
         RECORD OWNER              FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
     -------------------           ------------       ----------------   ----------------
Citigroup Global Markets House
Acct..........................              Class C       121,086.38           7.21%
Attn: Cindy Tempesta,
7th Fl
333 West 34th St
New York, NY 10001-2402
Prudential Securities Inc.
  FBO.........................              Class C        84,184.71           5.01%
Virgo Capital, LLC
900 3rd Ave, Fl 11
New York, NY 10022-4728

AIM GLOBAL GROWTH FUND
Citigroup Global Markets House
Acct..........................              Class A     1,829,895.88           7.60%
Attn: Cindy Tempesta,
7th Fl
333 West 34th St
New York, NY 10001-2402
Deloitte & Touche 401K Plan...              Class A     1,707,296.60           7.09%
Chase Manhattan Bank TTEE
Attn: Angela Ma
3 Metrotech Center,
6th Fl.
Brooklyn, NY 11245-0001
Merrill Lynch Pierce Fenner &
Smith.........................              Class A     1,390,467.41           5.78%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner &
Smith.........................              Class B     1,286,328.57           9.34%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6484
Citigroup Global Markets House
Acct..........................              Class B       971,966.21           7.06%
Attn: Cindy Tempesta,
7th Fl
333 West 34th St
New York, NY 10001-2402

     NAME AND ADDRESS OF                              NUMBER OF SHARES   PERCENT OF CLASS
         RECORD OWNER              FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
     -------------------           ------------       ----------------   ----------------
Merrill Lynch Pierce Fenner &
Smith.........................              Class C       528,124.27          21.96%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr. East,
2nd Floor
Jacksonville, FL 32246-6484

AIM INTERNATIONAL GROWTH FUND
Merrill Lynch Pierce Fenner &
Smith.........................              Class A    24,073,316.80          27.55%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr. East,
2nd Floor
Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner &
Smith.........................              Class B     6,053,109.62          22.28%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr. East,
2nd Floor
Jacksonville, FL 32246-6484
Citigroup Global Markets House
Acct..........................              Class B     2,371,586.44           8.73%
Attn: Cindy Tempesta
7th Fl.
333 West 34th St.
New York, NY 10001-2402
Merrill Lynch Pierce Fenner &
Smith.........................              Class C     3,765,115.80          44.55%
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr. East,
2nd Floor
Jacksonville, FL 32246-6484
BNY Clearing Services LLC.....              Class R        64,006.68          33.32%
A/C 6450-5110
Oak Lawn LLC Sub. #4
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633
BNY Clearing Services LLC.....              Class R        52,246.09          27.20%
A/C 1119-1656
A'Delia Inc. Sub #5
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633

     NAME AND ADDRESS OF                              NUMBER OF SHARES   PERCENT OF CLASS
         RECORD OWNER              FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
     -------------------           ------------       ----------------   ----------------
BNY Clearing Services LLC.....              Class R        32,375.20          16.85%
A/C 5590-6859
Modillion, Inc. Sub #5
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633
BNY Clearing Services LLC.....              Class R        28,655.53          14.92%
A/C 4304-3556
Hudson View LLC Sub #4
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633
First Command Bank Trust......  Institutional Class         5,155.35         100.00%
Attention: Trust Department
P.O. Box 901075
Fort Worth, TX 76101-2075

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                       EXHIBIT F

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each director and nominee as of December 31, 2002 (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the AIM Funds complex.

                                                                               AGGREGATE DOLLAR RANGE
                                                                               OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED
                                                                                INVESTMENT COMPANIES
                                                                               OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR             DOLLAR RANGE OF EQUITY SECURITIES PER FUND         THE AIM FUNDS COMPLEX
----------------       ------------------------------------------------------  -----------------------
INTERESTED DIRECTORS
Robert H. Graham       AIM Asia Pacific Growth Fund        $50,001 - $100,000         Over $100,000
                       AIM European Growth Fund                 Over $100,000
                       AIM Global Aggressive Growth Fund        Over $100,000
                       AIM Global Growth Fund               $10,001 - $50,000
                       AIM International Growth Fund            Over $100,000
Mark H. Williamson     AIM Asia Pacific Growth Fund                      None     $10,001 - $50,000
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund    $10,001 - $50,000
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund                     None
INDEPENDENT DIRECTORS
Frank S. Bayley        AIM Asia Pacific Growth Fund                      None     $10,001 - $50,000
                       AIM European Growth Fund                  $1 - $10,000
                       AIM Global Aggressive Growth Fund                 None
                       AIM Global Growth Fund               $10,001 - $50,000
                       AIM International Growth Fund                     None
Bruce L. Crockett      AIM Asia Pacific Growth Fund                      None          $1 - $10,000
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund                 None
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund             $1 - $10,000
Albert R. Dowden       AIM Asia Pacific Growth Fund                      None    $50,001 - $100,000
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund                 None
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund                     None
Edward K. Dunn,        AIM Asia Pacific Growth Fund                      None         Over $100,000
 Jr.(1)
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund                 None
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund                     None
Jack M. Fields(1)      AIM Asia Pacific Growth Fund                      None         Over $100,000
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund           $1-$10,000
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund          $10,001-$50,000
Carl Frischling(1)     AIM Asia Pacific Growth Fund                      None         Over $100,000
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund                 None

                                                                               AGGREGATE DOLLAR RANGE
                                                                               OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED
                                                                                INVESTMENT COMPANIES
                                                                               OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR             DOLLAR RANGE OF EQUITY SECURITIES PER FUND         THE AIM FUNDS COMPLEX
----------------       ------------------------------------------------------  -----------------------
                       AIM Global Growth Fund                 $10,000-$50,000
                       AIM International Growth Fund                     None
Prema Mathai-Davis(1)  AIM Asia Pacific Growth Fund                      None         Over $100,000
                       AIM European Growth Fund               $10,001-$50,000
                       AIM Global Aggressive Growth Fund     $50,001-$100,000
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund                     None
Lewis F. Pennock       AIM Asia Pacific Growth Fund                      None    $50,001 - $100,000
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund                 None
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund                     None
Ruth H. Quigley        AIM Asia Pacific Growth Fund                      None          $1 - $10,000
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund                 None
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund                     None
Louis S. Sklar(1)      AIM Asia Pacific Growth Fund                      None         Over $100,000
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund                 None
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund            Over $100,000
INDEPENDENT NOMINEES
Rob R. Baker           AIM Asia Pacific Growth Fund                      None                  None
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund                 None
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund                     None
James T. Bunch         AIM Asia Pacific Growth Fund                      None                  None
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund                 None
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund                     None
Gerald J. Lewis        AIM Asia Pacific Growth Fund                      None                  None
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund                 None
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund                     None
Larry Soll, Ph.D.      AIM Asia Pacific Growth Fund                      None                  None
                       AIM European Growth Fund                          None
                       AIM Global Aggressive Growth Fund                 None
                       AIM Global Growth Fund                            None
                       AIM International Growth Fund                     None

---------------
(1) Includes the total amount of compensation deferred by the director at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

P.O. BOX 9132
HINGHAM, MA  02043-9132

VOTING OPTIONS

TELEPHONE: Read the accompanying Proxy Statement and Proxy Card. Call the toll-free number 1-888-221-0697. Enter your CONTROL NUMBER listed on the proxy card. Follow the recorded instructions.


INTERNET: Read the accompanying Proxy Statement and Proxy Card. Go to Web site www.aiminvestments.com. Click on the My Account tab. Click on the 2003 Proxy Information link. Follow the instructions provided. Enter your CONTROL NUMBER listed on the Proxy Card.

MAIL: Read the accompanying Proxy Statement and Proxy Card.
Please mark, sign and date your Proxy Card.
Return the Proxy Card in the postage-paid envelope provided.


***    CONTROL NUMBER:  999  999  999  999  99    ***


AIM ASIA PACIFIC GROWTH FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS (the "Board")
AN INVESTMENT PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.
("Company")

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

NOTE: If you vote by phone or on the Internet, please do not return your proxy card.


Proxy must be signed and dated below.

Dated ________________ 2003


Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


AIF

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

AIM INTERNATIONAL FUNDS, INC.

FOR
ALL

WITHHOLD
AUTHORITY
FOR ALL
NOMINEES

FOR ALL
EXCEPT*

1. To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified:


(01) Bob R. Baker
(02) Frank S. Bayley
(03) James T. Bunch
(04) Bruce L. Crockett

(05) Albert R. Dowden
(06) Edward K. Dunn, Jr.
(07) Jack M. Fields
(08) Carl Frischling

(09) Robert H. Graham
(10) Gerald J. Lewis
(11) Prema Mathai-Davis
(12) Lewis F. Pennock

(13) Ruth H. Quigley
(14) Louis S. Sklar
(15) Larry Soll, Ph.D.
(16) Mark H. Williamson


--------------------------------------------------------------------------------
*To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided.

FOR   AGAINST   ABSTAIN

2. To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN ON REVERSE SIDE

AIF

P.O. BOX 9132
HINGHAM, MA  02043-9132

VOTING OPTIONS

TELEPHONE: Read the accompanying Proxy Statement and Proxy Card. Call the toll-free number 1-888-221-0697. Enter your CONTROL NUMBER listed on the proxy card. Follow the recorded instructions.


INTERNET: Read the accompanying Proxy Statement and Proxy Card. Go to Web site www.aiminvestments.com. Click on the My Account tab. Click on the 2003 Proxy Information link. Follow the instructions provided. Enter your CONTROL NUMBER listed on the Proxy Card.

MAIL: Read the accompanying Proxy Statement and Proxy Card.
Please mark, sign and date your Proxy Card.
Return the Proxy Card in the postage-paid envelope provided.


***    CONTROL NUMBER:  999  999  999  999  99    ***


AIM EUROPEAN GROWTH FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS (the "Board")
AN INVESTMENT PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.
("Company")

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

NOTE: If you vote by phone or on the Internet, please do not return your proxy card.


Proxy must be signed and dated below.

Dated ________________ 2003


Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


AIF

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

AIM INTERNATIONAL FUNDS, INC.

FOR
ALL

WITHHOLD
AUTHORITY
FOR ALL
NOMINEES

FOR ALL
EXCEPT*

1. To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified:


(01) Bob R. Baker
(02) Frank S. Bayley
(03) James T. Bunch
(04) Bruce L. Crockett

(05) Albert R. Dowden
(06) Edward K. Dunn, Jr.
(07) Jack M. Fields
(08) Carl Frischling

(09) Robert H. Graham
(10) Gerald J. Lewis
(11) Prema Mathai-Davis
(12) Lewis F. Pennock

(13) Ruth H. Quigley
(14) Louis S. Sklar
(15) Larry Soll, Ph.D.
(16) Mark H. Williamson


--------------------------------------------------------------------------------
*To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided.

FOR   AGAINST   ABSTAIN

2. To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN ON REVERSE SIDE

AIF

P.O. BOX 9132
HINGHAM, MA  02043-9132

VOTING OPTIONS

TELEPHONE: Read the accompanying Proxy Statement and Proxy Card. Call the toll-free number 1-888-221-0697. Enter your CONTROL NUMBER listed on the proxy card. Follow the recorded instructions.


INTERNET: Read the accompanying Proxy Statement and Proxy Card. Go to Web site www.aiminvestments.com. Click on the My Account tab. Click on the 2003 Proxy Information link. Follow the instructions provided. Enter your CONTROL NUMBER listed on the Proxy Card.

MAIL: Read the accompanying Proxy Statement and Proxy Card.
Please mark, sign and date your Proxy Card.
Return the Proxy Card in the postage-paid envelope provided.


***    CONTROL NUMBER:  999  999  999  999  99    ***


AIM GLOBAL AGGRESSIVE GROWTH FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS (the "Board")
AN INVESTMENT PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.
("Company")

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

NOTE: If you vote by phone or on the Internet, please do not return your proxy card.


Proxy must be signed and dated below.

Dated ________________ 2003


Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


AIF

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

AIM INTERNATIONAL FUNDS, INC.

FOR
ALL

WITHHOLD
AUTHORITY
FOR ALL
NOMINEES

FOR ALL
EXCEPT*

1. To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified:


(01) Bob R. Baker
(02) Frank S. Bayley
(03) James T. Bunch
(04) Bruce L. Crockett

(05) Albert R. Dowden
(06) Edward K. Dunn, Jr.
(07) Jack M. Fields
(08) Carl Frischling

(09) Robert H. Graham
(10) Gerald J. Lewis
(11) Prema Mathai-Davis
(12) Lewis F. Pennock

(13) Ruth H. Quigley
(14) Louis S. Sklar
(15) Larry Soll, Ph.D.
(16) Mark H. Williamson


--------------------------------------------------------------------------------
*To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided.

FOR   AGAINST   ABSTAIN

2. To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN ON REVERSE SIDE

AIF

P.O. BOX 9132
HINGHAM, MA  02043-9132

VOTING OPTIONS

TELEPHONE: Read the accompanying Proxy Statement and Proxy Card. Call the toll-free number 1-888-221-0697. Enter your CONTROL NUMBER listed on the proxy card. Follow the recorded instructions.


INTERNET: Read the accompanying Proxy Statement and Proxy Card. Go to Web site www.aiminvestments.com. Click on the My Account tab. Click on the 2003 Proxy Information link. Follow the instructions provided. Enter your CONTROL NUMBER listed on the Proxy Card.

MAIL: Read the accompanying Proxy Statement and Proxy Card.
Please mark, sign and date your Proxy Card.
Return the Proxy Card in the postage-paid envelope provided.


***    CONTROL NUMBER:  999  999  999  999  99    ***


AIM GLOBAL GROWTH FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS (the "Board")
AN INVESTMENT PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.
("Company")

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

NOTE: If you vote by phone or on the Internet, please do not return your proxy card.


Proxy must be signed and dated below.

Dated ________________ 2003


Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


AIF

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

AIM INTERNATIONAL FUNDS, INC.

FOR
ALL

WITHHOLD
AUTHORITY
FOR ALL
NOMINEES

FOR ALL
EXCEPT*

1. To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified:


(01) Bob R. Baker
(02) Frank S. Bayley
(03) James T. Bunch
(04) Bruce L. Crockett

(05) Albert R. Dowden
(06) Edward K. Dunn, Jr.
(07) Jack M. Fields
(08) Carl Frischling

(09) Robert H. Graham
(10) Gerald J. Lewis
(11) Prema Mathai-Davis
(12) Lewis F. Pennock

(13) Ruth H. Quigley
(14) Louis S. Sklar
(15) Larry Soll, Ph.D.
(16) Mark H. Williamson


--------------------------------------------------------------------------------
*To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided.

FOR   AGAINST   ABSTAIN

2. To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN ON REVERSE SIDE

AIF

P.O. BOX 9132
HINGHAM, MA  02043-9132

VOTING OPTIONS

TELEPHONE: Read the accompanying Proxy Statement and Proxy Card. Call the toll-free number 1-888-221-0697. Enter your CONTROL NUMBER listed on the proxy card. Follow the recorded instructions.


INTERNET: Read the accompanying Proxy Statement and Proxy Card. Go to Web site www.aiminvestments.com. Click on the My Account tab. Click on the 2003 Proxy Information link. Follow the instructions provided. Enter your CONTROL NUMBER listed on the Proxy Card.

MAIL: Read the accompanying Proxy Statement and Proxy Card.
Please mark, sign and date your Proxy Card.
Return the Proxy Card in the postage-paid envelope provided.


***    CONTROL NUMBER:  999  999  999  999  99    ***


AIM INTERNATIONAL GROWTH FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS (the "Board")
AN INVESTMENT PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.
("Company")

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

NOTE: If you vote by phone or on the Internet, please do not return your proxy card.


Proxy must be signed and dated below.

Dated ________________ 2003


Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


AIF

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

AIM INTERNATIONAL FUNDS, INC.

FOR
ALL

WITHHOLD
AUTHORITY
FOR ALL
NOMINEES

FOR ALL
EXCEPT*

1. To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified:


(01) Bob R. Baker
(02) Frank S. Bayley
(03) James T. Bunch
(04) Bruce L. Crockett

(05) Albert R. Dowden
(06) Edward K. Dunn, Jr.
(07) Jack M. Fields
(08) Carl Frischling

(09) Robert H. Graham
(10) Gerald J. Lewis
(11) Prema Mathai-Davis
(12) Lewis F. Pennock

(13) Ruth H. Quigley
(14) Louis S. Sklar
(15) Larry Soll, Ph.D.
(16) Mark H. Williamson


--------------------------------------------------------------------------------
*To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided.

FOR   AGAINST   ABSTAIN

2. To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN ON REVERSE SIDE

AIF